                                                                   EXHIBIT 10.15

                    NOTE SECURED BY STOCK PLEDGE AGREEMENT
                    --------------------------------------

     $96,000                                                        May 17, 1996
                                                           San Mateo, California

     FOR VALUE RECEIVED, the undersigned Maker promises to pay to Qualix Group, Inc. (the "Company") at its principal offices at 1900 South Norfolk Street, San Mateo, CA 94403, the principal sum of Ninety Six Thousand Dollars ($96,000), together with interest from the date of this Note on the unpaid principal balance upon the terms and conditions specified below.

          1.  Principal and Interest. The principal balance of this Note
              ----------------------
together with interest accrued and unpaid to date shall be due and payable ten
(10) years from the date of this Note.

          2.  Rate of Interest. Interest shall accrue under the Note on any
              ----------------
unpaid principal balance at the rate of 6.83% per annum, compounded annually.

          3.  Application of Payments. Each payment shall be made in lawful
              -----------------------
tender of the United States. Prepayment of principal and interest may be made at any time without penalty.

          4.  Events of Acceleration. The entire unpaid principal sum and
              ----------------------
accrued interest shall become immediately due and payable upon one or more of the following events:

          A. the insolvency of the Maker, the commission of an act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety (90) days or more; or

          B. the occurrence of a material event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

          5.  Security.  Payment of this Note shall be secured by a Stock Pledge
              --------
Agreement (in substantially the form attached hereto as Exhibit A) to be executed by Maker and covering the shares of Qualix Group, Inc. Preferred Stock acquired by Maker upon exercise of the Option. Maker, however, shall remain personally liable for payment of this note, and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker's obligations hereunder.

          6.  Collection. If action is instituted to collect this Note, the
              ----------
Maker promises to pay all reasonable costs and expenses (including reasonable attorney fees) incurred in connection with such action.

          7.  Waiver. No previous waiver and no failure or delay by the Company
              ------
or Maker in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Stock Pledge Agreement, or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement, or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

          Maker hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

          8.  Conflicting Agreements. In the event of any inconsistencies
              ----------------------
between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          9.  Governing Law. This Note shall be construed in accordance with the
              -------------
laws of the State of California.

                                         ______________________________
                                         Maker:  Bruce Felt

                                   EXHIBIT A
                                   ---------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

          In order to secure payment of that certain May 17, 1996 promissory note (the "Note") payable to Qualix Group, Inc., a Delaware corporation (the "Company") having its corporate offices at 1900 South Norfolk Street, San Mateo, CA 94403, in the principal amount of Ninety-Six Thousand Dollars ($96,000), which Note the undersigned delivered in connection with the exercise of an option, the undersigned hereby grants the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

          (i) the 120,000 shares of Company Series A preferred stock ("Preferred Stock") delivered to and deposited with the Company as collateral for the Note;

          (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in subparagraph (i) that are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this Agreement;

          (iii) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement; and

          (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

          All securities, property and money to be assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the undersigned. The Company shall hold the Collateral in accordance with the following terms and provisions:

          (1) Warranties. The undersigned hereby warrants that the undersigned
              ----------
is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, advance claims and other security interests (other than those created hereby).

          (2) Rights and Powers.  The Company may, without obligation to do so,
              -----------------
exercise one or more of the following rights and powers with respect to the
Collateral:

              (a) accept in its discretion, but subject to the applicable limitations of paragraphs 6(a) and 6(c), other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder; and

              (b) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an
                           --------------------
outstanding event of default under paragraph 7 of this Agreement.

          The Company will notify the undersigned of any action taken by the Company pursuant to the provisions of this paragraph 2. Expenses reasonably incurred in connection with such action shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in paragraph 9.

          So long as there exists no event of default under paragraph 7 of this Agreement, the undersigned may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid in Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials pertaining to the Collateral shall be delivered to the undersigned at the address indicated below.

          Any cash sums that the Company may receive in the exercise of its rights and powers under paragraph 2(a) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the undersigned.

          (3) Duty to Deliver.  Any new, additional or different securities that
              ---------------
may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split or reclassification of the capital stock of the Company, or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company, shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly-endorsed stock power assignments.

          (4) Care of Collateral.  The Company shall exercise reasonable care in
              ------------------
the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

          The Company may at any time release and deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall be effected in compliance with the applicable limitations of paragraphs 6(a) and 6(c).

          (5) Payment of Taxes and Other Charges. The undersigned shall pay,
              ----------------------------------
prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the undersigned's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the Company's bank interest rate then being earned by the Company on its deposits.

          (6) Release of Collateral.  Provided (i) all indebtedness secured
              ---------------------
hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full or cancelled and (ii) there does not otherwise exist any event of default under paragraph 7, the pledged shares of Preferred Stock, together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the undersigned in accordance with the following provisions:

              (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of Preferred Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 6(c) and 6(e) below) be released to the undersigned within three (3) days after such payment or prepayment. The number of shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Preferred Stock held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

              (b) Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of paragraph 3) with respect to the shares of Preferred Stock pledged hereunder shall be released at the same time the particular shares of Preferred Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of paragraph 6(a). Under no circumstances, however, shall any shares of Preferred Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

              (c) Upon request of Maker from time to time, one or more shares of Preferred Stock may be released from pledge to the extent the fair market value of the Preferred Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be equal to or greater than two times the unpaid balance of the Note (principal and accrued interest).

              (d) In no event, however, shall any shares of Preferred Stock be released pursuant to the provisions of paragraphs 6(a) or 6(b) if, and to the extent, the fair market value of the Preferred Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be less than the unpaid balance of the Note (principal and accrued interest).

              (e) In no event, however, shall any shares of Preferred Stock be released pursuant to the provisions of paragraphs 6(a) or 6(b) if, and to the extent, the fair market value of the Preferred Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be less than the unpaid balance of the Note (principal and accrued interest).

              (f) For all valuation purposes under this Agreement, the fair market value per share of Preferred Stock on any relevant date shall be determined in accordance with the following provision: if the Preferred Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Preferred Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are not reported bid and asked prices (or closing selling price) for the Preferred Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

              (g) In the event the securities constituting the Collateral become "margin securities" (within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board), then the value of the Collateral securing the note shall not be less than fifty percent (50%) of the current market value of such securities. Accordingly, the number of shares to be released pursuant to paragraph 6(a) or (b) shall be reduced to the extent necessary to comply with Regulation G.

          (7) Events of Default.  The occurrence of one or more of the following
              -----------------
events shall constitute an event of default under this Agreement:

              (a) the failure of the undersigned to pay the principal and accrued interest when due under the Note;

              (b) the occurrence of any other acceleration event specified in the Note;

              (c) the failure of the undersigned to perform a material obligation imposed upon the undersigned by reason of this Agreement; or

              (d) the breach of any warranty of the undersigned contained in this Agreement.

          Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

          Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the undersigned.
However, in the event such proceeds prove insufficient to satisfy all obligations of the undersigned under the Note, then the undersigned shall remain personally liable for the resulting deficiency.

          (8)  Other Remedies.  The rights, powers and remedies granted to the
               --------------
Company and Maker pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company and Maker under any statute or rule of law. Any forbearance, failure or delay by the Company or Maker in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and Maker under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company or Maker, as the case may be.

          (9)  Costs and Expenses.  All reasonable costs and expenses (including
               ------------------
reasonable attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the undersigned payable immediately upon demand and bearing interest until paid at the Company's bank interest rate then being earned by the Company on its deposits.

          (10) Applicable Law. This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

          (11) Arbitration. Any controversy between the parties hereto involving
               -----------
the construction or application of any terms, covenants or conditions of this Agreement or the Note, or any claims arising out of or relating to this Agreement or the Note, or the breach hereof or thereof, will be submitted to and settled by final and binding arbitration in Los Angeles, California, in accordance with the rules of the American Arbitration then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In the event of any arbitration under this Agreement or the Note, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

          (12) Severability.  If any provision of this Agreement is held to be
               ------------
invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

          IN WITNESS WHEREOF, this Agreement has been executed by the undersigned on this _____ day of May 1996.


                              ______________________________________________
                              Bruce Felt

                              Address: _____________________________________

                              ______________________________________________

                              ______________________________________________


Agreed to and Accepted by:

QUALIX GROUP, INC.

By: _____________________________________________

Title: __________________________________________

Dated:  May __, 1996

                    NOTE SECURED BY STOCK PLEDGE AGREEMENT
                    --------------------------------------

     $9,600                                                         May 17, 1996
                                                           San Mateo, California

     FOR VALUE RECEIVED, the undersigned Maker promises to pay to Qualix Group, Inc. (the "Company") at its principal offices at 1900 South Norfolk Street, San Mateo, CA 94403, the principal sum of Nine Thousand Six Hundred Dollars ($9,600), together with interest from the date of this Note on the unpaid principal balance upon the terms and conditions specified below.

          1.  Principal and Interest. The principal balance of this Note
              ----------------------
together with interest accrued and unpaid to date shall be due and payable ten
(10) years from the date of this Note.

          2.  Rate of Interest. Interest shall accrue under the Note on any
              ----------------
unpaid principal balance at the rate of 6.83% per annum, compounded annually.

          3.  Application of Payments. Each payment shall be made in lawful
              -----------------------
tender of the United States. Prepayment of principal and interest may be made at any time without penalty.

          4.  Events of Acceleration. The entire unpaid principal sum and
              ----------------------
accrued interest shall become immediately due and payable upon one or more of the following events:

          A. the insolvency of the Maker, the commission of an act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety (90) days or more; or

          B. the occurrence of a material event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

          5.  Security.  Payment of this Note shall be secured by a Stock Pledge
              --------
Agreement (in substantially the form attached hereto as Exhibit A) to be executed by Maker and covering the shares of Qualix Group, Inc. Preferred Stock acquired by Maker upon exercise of the Option. Maker, however, shall remain personally liable for payment of this note, and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker's obligations hereunder.

          6.  Collection. If action is instituted to collect this Note, the
              ----------
Maker promises to pay all reasonable costs and expenses (including reasonable attorney fees) incurred in connection with such action.

          7.  Waiver. No previous waiver and no failure or delay by the Company
              ------
or Maker in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Stock Pledge Agreement, or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement, or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

          Maker hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

          8.  Conflicting Agreements. In the event of any inconsistencies
              ----------------------
between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          9.  Governing Law. This Note shall be construed in accordance with the
              -------------
laws of the State of California.

                                         ______________________________
                                         Maker:  Bruce Felt

                                   EXHIBIT A
                                   ---------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

          In order to secure payment of that certain May 17, 1996 promissory note (the "Note") payable to Qualix Group, Inc., a Delaware corporation (the "Company") having its corporate offices at 1900 South Norfolk Street, San Mateo, CA 94403, in the principal amount of Nine Thousand Six Hundred Dollars ($9,600), which Note the undersigned delivered in connection with the exercise of an option, the undersigned hereby grants the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

          (i) the 120,000 shares of Company Series A preferred stock ("Preferred Stock") delivered to and deposited with the Company as collateral for the Note;

          (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in subparagraph (i) that are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this Agreement;

          (iii) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement; and

          (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

          All securities, property and money to be assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the undersigned. The Company shall hold the Collateral in accordance with the following terms and provisions:

          (1) Warranties. The undersigned hereby warrants that the undersigned
              ----------
is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, advance claims and other security interests (other than those created hereby).

          (2) Rights and Powers.  The Company may, without obligation to do so,
              -----------------
exercise one or more of the following rights and powers with respect to the
Collateral:

              (a) accept in its discretion, but subject to the applicable limitations of paragraphs 6(a) and 6(c), other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder; and

              (b) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an
                           --------------------
outstanding event of default under paragraph 7 of this Agreement.

          The Company will notify the undersigned of any action taken by the Company pursuant to the provisions of this paragraph 2. Expenses reasonably incurred in connection with such action shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in paragraph 9.

          So long as there exists no event of default under paragraph 7 of this Agreement, the undersigned may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid in Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials pertaining to the Collateral shall be delivered to the undersigned at the address indicated below.

          Any cash sums that the Company may receive in the exercise of its rights and powers under paragraph 2(a) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the undersigned.

          (3) Duty to Deliver.  Any new, additional or different securities that
              ---------------
may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split or reclassification of the capital stock of the Company, or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company, shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly-endorsed stock power assignments.

          (4) Care of Collateral.  The Company shall exercise reasonable care in
              ------------------
the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

          The Company may at any time release and deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall be effected in compliance with the applicable limitations of paragraphs 6(a) and 6(c).

          (5) Payment of Taxes and Other Charges. The undersigned shall pay,
              ----------------------------------
prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the undersigned's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the Company's bank interest rate then being earned by the Company on its deposits.

          (6) Release of Collateral.  Provided (i) all indebtedness secured
              ---------------------
hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full or cancelled and (ii) there does not otherwise exist any event of default under paragraph 7, the pledged shares of Preferred Stock, together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the undersigned in accordance with the following provisions:

              (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of Preferred Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 6(c) and 6(e) below) be released to the undersigned within three (3) days after such payment or prepayment. The number of shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Preferred Stock held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

              (b) Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of paragraph 3) with respect to the shares of Preferred Stock pledged hereunder shall be released at the same time the particular shares of Preferred Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of paragraph 6(a). Under no circumstances, however, shall any shares of Preferred Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

              (c) Upon request of Maker from time to time, one or more shares of Preferred Stock may be released from pledge to the extent the fair market value of the Preferred Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be equal to or greater than two times the unpaid balance of the Note (principal and accrued interest).

              (d) In no event, however, shall any shares of Preferred Stock be released pursuant to the provisions of paragraphs 6(a) or 6(b) if, and to the extent, the fair market value of the Preferred Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be less than the unpaid balance of the Note (principal and accrued interest).

              (e) In no event, however, shall any shares of Preferred Stock be released pursuant to the provisions of paragraphs 6(a) or 6(b) if, and to the extent, the fair market value of the Preferred Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be less than the unpaid balance of the Note (principal and accrued interest).

              (f) For all valuation purposes under this Agreement, the fair market value per share of Preferred Stock on any relevant date shall be determined in accordance with the following provision: if the Preferred Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Preferred Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are not reported bid and asked prices (or closing selling price) for the Preferred Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

              (g) In the event the securities constituting the Collateral become "margin securities" (within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board), then the value of the Collateral securing the note shall not be less than fifty percent (50%) of the current market value of such securities. Accordingly, the number of shares to be released pursuant to paragraph 6(a) or (b) shall be reduced to the extent necessary to comply with Regulation G.

          (7) Events of Default.  The occurrence of one or more of the following
              -----------------
events shall constitute an event of default under this Agreement:

              (a) the failure of the undersigned to pay the principal and accrued interest when due under the Note;

              (b) the occurrence of any other acceleration event specified in the Note;

              (c) the failure of the undersigned to perform a material obligation imposed upon the undersigned by reason of this Agreement; or

              (d) the breach of any warranty of the undersigned contained in this Agreement.

          Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

          Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the undersigned.
However, in the event such proceeds prove insufficient to satisfy all obligations of the undersigned under the Note, then the undersigned shall remain personally liable for the resulting deficiency.

          (8)  Other Remedies.  The rights, powers and remedies granted to the
               --------------
Company and Maker pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company and Maker under any statute or rule of law. Any forbearance, failure or delay by the Company or Maker in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and Maker under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company or Maker, as the case may be.

          (9)  Costs and Expenses.  All reasonable costs and expenses (including
               ------------------
reasonable attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the undersigned payable immediately upon demand and bearing interest until paid at the Company's bank interest rate then being earned by the Company on its deposits.

          (10) Applicable Law. This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

          (11) Arbitration. Any controversy between the parties hereto involving
               -----------
the construction or application of any terms, covenants or conditions of this Agreement or the Note, or any claims arising out of or relating to this Agreement or the Note, or the breach hereof or thereof, will be submitted to and settled by final and binding arbitration in Los Angeles, California, in accordance with the rules of the American Arbitration then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In the event of any arbitration under this Agreement or the Note, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

          (12) Severability.  If any provision of this Agreement is held to be
               ------------
invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

          IN WITNESS WHEREOF, this Agreement has been executed by the undersigned on this _____ day of May 1996.


                              ______________________________________________
                              Bruce Felt

                              Address: _____________________________________

                              ______________________________________________

                              ______________________________________________


Agreed to and Accepted by:

QUALIX GROUP, INC.

By: _____________________________________________

Title: __________________________________________

Dated:  May __, 1996